Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill [Abstract]
GOODWILL
10.	GOODWILL

US$
At January 1, 2022	4,343,954
Impairment during the year ended December 31, 2022	(4,382,926)
Exchange realignment	38,972

Cost and carrying amount at December 31, 2022 and 2023	-

The Group’s goodwill is all attributable to an acquisition of Seedly Pte. Ltd. (“Seedly”) in 2020. The recoverable amount of the Seedly cash-generating unit (“CGU”) has been determined based on a value-in-use calculation using cash flow projections from financial budgets covering a four-year period. For the year ended December 31, 2022, the discount rate applied to the cash flow projections was 13.5% and the terminal growth rate used to extrapolate the cash flows of the Seedly CGU beyond the four-year period was 3%.

During the year ended December 31, 2022, the Group recognized impairment losses of US$4,382,926 related to goodwill and US$1,450,781 related to intangible assets (see note 11) of the Seedly CGU, which arose mainly due to negative operating factors affecting the Seedly CGU.

Key assumptions used in the value in use calculations

The calculations of value in use for the CGUs are most sensitive to the following assumptions:

Budgeted revenue - The basis used to determine the value assigned to the budgeted revenue is the average revenue achieved in the year immediately before the budget year, adjusted for expected market development.

Discount rate - Discount rate represents the current market assessment of the risks specific to the Seedly CGU.